February 17, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 17, 2004

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 1/31/2004

EX-2 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2000-2
            Reporting for period ending 1/31/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

By:    	/s/ W. Steven Culp
Title:  	Controller


EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                         2/17/2004
Collection Period Ending                  1/31/2004

Calculation Of Pool Balance
 1 Total "Office" Receivables                        3,278,057,953
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         3,261,667,663

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                         110,155
 5 SAU 1-30 Office                                      12,983,309
 6 Total                                                13,093,464
 7 Trust Receivables                                 3,278,057,953
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                24,585,435
10 Amount in Excess                                              0

11 NSF 30+                                                 322,304
12 SAU 30+                                               2,490,290
                                                         2,812,594

Overconcentrations
13 End of month Pool Balance                         3,261,667,663

                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    652,333,533    31,766,666        0

15 Asset Based Receivables                      20%    652,333,533   235,715,597        0

16 Dealer concentration top 8                  2.5%     81,541,692    78,423,420        0

17 Dealer concentration Other                    2%     65,233,353    23,004,440        0

18 Manufacturer Concentration Top 3             15%    489,250,149   375,586,137        0

19 Manufacturer Concentration Other             10%    326,166,766   117,987,913        0

20 Product Line Concentration:

21 CE & Appl                                    25%    815,416,916    85,366,110        0

22 MIS                                          25%    815,416,916   225,379,219        0

23 Motorcycle                                   25%    815,416,916   490,322,096        0

24 Marine                                       35%  1,141,583,682   890,883,502        0

25 RV                                           35%  1,141,583,682 1,003,549,828        0

26 Music                                        25%    815,416,916    60,033,633        0

27 Industrial Equipment                         25%    815,416,916   119,159,215        0

28 A/R                                          25%    815,416,916   267,482,263        0

29 Snowmobiles                                  25%    815,416,916    10,338,578        0

30 Other                                        25%    815,416,916   125,543,509        0

31 Delayed Funding Receivables                                       256,631,360

                                       11/30/2003     12/31/2003     1/31/2004    Average
32 Charge Offs to Receivables
   (Annualized)                          -0.03%         0.52%          0.08%         0.19%
33 Payment Rate                          34.85%         38.37%         31.55%       34.92%

Net Receivable Rate - Current Month
34 Interest                                   5.28%
35 Discount                                   1.89%
36 Total                                      7.17%
37 Less Servicing                            -2.00%
38 Remaining                                  5.17%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             01/31/04
Collection Period       01/01/04 01/31/04
Determination Date      02/13/04
Distribution Date       02/17/04
                                                                Dealer
                                                                 Over-          Series          Series        Series       Series
                                                 Total       Concentration      2000-2          2000-2        2000-2       2000-2
                          Date                   Trust          Series           Total         Class A        Class B      Class C
Pool Balance
1 Beginning of Month
  Receivables                     12/31/03  3,281,005,498
2 Plus: Account Additions         01/01/04              -
3 Beginning of month
  Principal
  Receivables                     01/01/04  3,281,005,498
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         01/01/04  3,264,600,471
6 Beginning of month Dealer
  Overconcentrations              01/01/04     24,132,018
  Beginning of month
7 Unconcentrated
  Pool Balance                    01/01/04  3,240,468,453

8 End of month Principal
  Receivables                     01/31/04  3,278,057,953
9 Discount Factor                                0.50%
10End of mo Pool Balance          01/31/04  3,261,667,663
11End of month Dealer
  Overconcentrations              01/31/04              -
12End of month
  Unconcentrated Pool
  Balance                         01/31/04  3,261,667,663
13Overconcentrated %              01/31/04       0.00%
14Unconcentrated %                01/31/04      100.00%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 01/01/04                    24,132,018     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage           01/01/04                       0.92%          19.05%          18.20%         0.57%        0.29%
17End of month Invested
  Amount                          01/31/04                             -     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           02/13/04                             -               -               -             -            -
19Balance                         02/17/04                             -     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                     02/17/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            01/15/04              -
22Determination Date
  Deposit                         02/17/04              -
  Distribution Date
23Disbursement                    02/17/04              -
  Excess Funding Account
24Balance                         02/17/04              -

Reserve Fund
25Required Amount                 02/17/04                                    17,500,000
26Beginning Balance               01/15/04                                    17,500,000
27Deposits              01/15/04  02/17/04                                        14,384
28Disbursements         01/15/04  02/17/04                                        14,384
29Ending Balance                  02/17/04                                    17,500,000

Collections
30Principal Allocation
  Percentage                      01/31/04                       0.00%          15.43%          14.74%         0.46%        0.23%
31Floating Allocation
  Percentage                      01/31/04                       0.00%          15.43%          14.74%         0.46%        0.23%

32Principal Collections 01/01/04  01/31/04  1,035,146,770            -
33Nonprincipal Collectio01/01/04  01/31/04     20,662,282            -
34Total Collections     01/01/04  01/31/04  1,055,809,052            -

Defaults
35Defaulted Amount      01/01/04  01/31/04        217,857
36Investor Default Amoun01/01/04  01/31/04                             -          33,614          32,102         1,008          504

Interest
37Monthly Interest                02/17/04                             -         627,962         590,906        22,275       14,781
38Interest Shortfall              02/17/04                             -               -               -             -            -
39Additional Interest             02/17/04                             -               -               -             -            -
40Total                           02/17/04                             -         627,962         590,906        22,275       14,781

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               01/01/04                                   500,000,000     477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%        2.00%
43Servicing Fee         01/01/04  01/31/04                                       833,333         795,833        25,000       12,500
44Remaining Servicing Fee         02/17/04                                       833,333         795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio01/01/04  01/31/04     20,662,282            -
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               01/01/04  01/31/04      1,436,457
47Floating Allocation
  Percentage                                                     0.00%          15.43%          14.74%         0.46%        0.23%
48Investor Nonprincipal
  Collections           01/01/04  01/31/04                             -       3,188,162       3,044,695        95,645       47,822


49Investor portion of
  Servicer Advance
  Less Reimbursement    01/01/04  01/31/04                             -         221,643         211,669         6,649        3,325
50Plus:  Investment Proc01/01/04  01/31/04                             -          16,455
51Less:
52Monthly Interest                02/14/04                             -         627,962         590,906        22,275       14,781
53Prior Monthly Interest          02/14/04                             -               -               -             -            -
54Additional Interest             02/14/04                             -               -               -             -            -
55Reserve Fund Deposit            02/14/04                             -               -               -             -            -
56Default Amount        01/01/04  01/31/04                             -          33,614          32,102         1,008          504
57Charge-Offs           01/01/04  01/31/04                             -               -               -             -            -
58Monthly Servicing Fee           02/17/04                             -         833,333         795,833        25,000       12,500
59Carry-over Amount               02/17/04                             -               -               -             -            -
60Carry-over Amount
     Additional Interest          02/17/04                             -               -               -             -            -
61Yield Supplement Dep.           02/17/04                             -               -
62Balance:  Excess Servi01/01/04  01/31/04                           -      1,931,351.00

Collection Account
63Beginning Balance               01/15/04                                             -
64Deposits              01/15/04  02/17/04                                       849,605
65Disbursements         01/15/04  02/17/04                                       849,605
66Ending Balance                  02/17/04                                             -

Interest Funding Account
67Beginning Balance               01/15/04                                             -
68Deposits              01/15/04  02/17/04                                       627,978
69Disbursements         01/15/04  02/17/04                                       627,978
70Ending Balance                  02/17/04                                           -

Principal Funding Account
71Beginning Balance               01/15/04                                             -
72Deposits              01/15/04  02/17/04                                             -
73Disbursements         01/15/04  02/17/04                                             -
74Ending Balance                  02/17/04                                             -

Yield Supplement Account
75Required Amount                 02/17/04                                     2,500,000
76Beginning balance               01/15/04                                     2,500,000
77Deposit               01/15/04  02/17/04                                         2,055
78Disbursements         01/15/04  02/17/04                                         2,055
79Ending balance                  02/17/04                                     2,500,000

80Total Amount Distributed        02/17/04        627,962

Interest Rate for the Next Period
81One-month LIBOR        2/17/04  03/15/04          1.09375%
82Net Receivables Rate            01/31/04          5.16919%
